





Lakeland

Investor Presentation | March 16, 2020

Protect Your People ™

NASDAQ: LAKE

Christopher J. Ryan, Executive Chairman

Charles D. Roberson, President and Chief Executive Officer







Safe Harbor Statement

With the exception of historical information, the statements set forth in this presentation include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. The company wishes to caution that a number of important factors could cause actual results to differ materially from those forward-looking statements. These and other factors could cause actual results to differ materially from those in any forward-looking statements which are discussed in this presentation. Please see Lakeland Industries' SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks. The Company disclaims any obligation to update its forward-looking statements.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA and Free Cash Flow. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation tables in this presentation.

Key Statistics

Q3FY20 Results

- Net sales of $27.5M, up 14% from $24.0M in Q3FY19
- Gross profit of $9.3M, up from $8.3M in Q3FY19
- Gross margin of 33.8%, compared to 34.6% in Q3FY19
- Opex of $7.5M, compared $7.3M in Q3FY19
- Operating profit of $1.8M, up 80% from $1.0M in Q3FY19
- Net income of $1.2M, up 131% from $0.5M in Q3FY19
- Net income incl. non-cash income tax expense of $0.3M for GILTI tax
- EBITDA* of $1.9M, up from $1.4M in Q3FY19
- Cash of $9.5M at 10/31/19, up 4% from $9.1M at end of 7/31/19
- Total debt of $1.2M at 10/31/19, down 24% from $1.6M at 7/31/19

Financials & Valuation

LTM Revenue[3]	$104.7 million
LTM EBITDA[3]	$3.9 million
LTM Net Income[3]	$0.2 million
LTM EPS[3]	$0.01
EV/LTM Revenue	1.5x
EV/LTM EBITDA[3]	41.2x
P/E (LTM)[3]	NM
NOL Carryforward[3]	Approx. $18.0 million
Book Value[3]	$84.2 million

Market Stats

Share Price (as of 2/28/2020)	$21.11
52-Week High / Low	$28.00 / $9.70
Average Daily Volume (3M)	510,000
Diluted Shares Outstanding[1]	8.0 million
Market Capitalization[1]	$168.9 million
Debt (as of 10/31/2019)	$1.2 million
Cash (as of 10/31/2019)	$9.5 million
Enterprise Value	$160.6 million

One Year Stock Performance


Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2020
Feb

Source: Etrade

[1] Treasury stock method
[2] Source: Bloomberg/Yahoo
[3] As of 10/31/2019
* EBITDA is a non-GAAP figure with reconciliation provided herein.

Lakeland

Uniquely Positioned to Respond to Global Crises

Crisis	Ebola	Bird Flu	CoVID-19 (Coronavirus)
LAKE Revenue Impact	$4.6 million (FY16)	$4.1 million (FY16)	TBD (FY20/21)
LAKE Role	Supplied suits to the United Kingdom Government	Supplied protective clothing to DiVal Safety Equipment	Supplier to hospitals and industrial customers in China
Situation Timeline	• August 8, 2014: Ebola declared an "international health emergency"; death toll reaches 1,000 • September 11, 2014: LAKE announced increase in manufacturing capacity to meet demand for safety products	• April 11, 2015: Avian Flu confirmed in a commercial chicken operation in WI • April 20 – May 1, 2015: WI, MN, IA declared state of emergency • May 5, 2015: US authorities approved $330 million in emergency funds to fight spread	• First shipments in last 2 weeks of FY20 Q4. (U.S. and China) • Supplied PPE for U.S. companies in China to open operations • Feb. 14, 2020: All Asian facilities put on 12 hour shifts to maximize capacity. • March 13, 2020: Expanding sealed seam capacity by 30%
LAKE Product Use	 LAKE Ebola Protection Suit	 LAKE Bird Flu Protection Suit	 LAKE GB medical certified suit

Coronavirus (CoVID-19) Update

- **China Environment**
  - Situation improving (quarantines being lifted and business being allowed to open)
  - Logistics (inland freight and ocean) remain challenging
  - Businesses are allowed to open, but many remain at reduced capacities
  - Work force mobility has yet to return
- **Global Environment**
  - Demand is beginning to shift to Europe and U.S.
  - Less use of disposable garments than China
  - No new logistics issues at this time
- **Lakeland Response**
  - Service the emergency market only to the extend that we have capacity over and above our strategic growth plans based on normal operating conditions

Coronavirus (CoVID-19) Impact

- **Revenue**
  - Impact will be spread over Q4FY20 and FY21
  - Selling through distribution limits transparency into application of sales
- **Manufacturing**
  - China returned to work 4 days early and went to maximum operating schedule (start up was not delayed)
  - Weifang facility is operating normally under Lakeland control
  - Feb. 14, 2020: India and Vietnam ended curtailed operations and went to maximum schedules (12 hours/day; 7 days/week)
  - Vietnam has returned to hiring
  - Accelerating sealed seam manufacturing capacity increase in Vietnam (30% increase in total company capacity) that will come on-line in April and May of 2020 rather than January 2021
- **Supply Chain**
  - Currently no supply issues although logistics are challenging
  - Beginning to see price increases from some suppliers; use of multiple suppliers mitigates the impact of these increases

LAKE Product Examples



LAKE Cleanroom Suit



LAKE Homeland Security Suit



LAKE Disposable Suit



LAKE Chemical Protection Suit

Leading Protective Clothing Manufacturer

Product Offering:	 Disposables	 Chemical Suits	 Wovens	 Fire/Reflectives	 Gloves
% of Sales[1]	54%	18%	12%	13%	3%
Sales by Geography:	• Domestic: 50% of FY19 net sales • International: 50% of FY19 net sales				
Industries Served:	• Chemical/petrochemical • Basic industries: auto, steel, construction, electric & gas utilities • Healthcare, food chain & high tech • Government, fire department, public safety and public agencies including DoD, CDC & DEA				
Employees:	• 1,800 international employees (approx.) • 100 domestic employees (approx.)				
Founded:	• 1982				

[1] As of 1/31/2019.

Lakeland

Innovative Proprietary Products

LAKE utilizes proprietary textiles and designs targeted to market needs and demands

New Product Focus:	• Proprietary high margin products for stable and recurring end markets (e.g. utilities, pharmaceuticals)
Patents:	• 20 patents & 1 patent in application[1] • 56 trademarks and 6 trademarks in application[1]
Supply Chain:	• LAKE maintains strong control of its supply chain including multi-sourcing raw materials and having cut/sew operations performed by employees instead of contractors
Certifications:	• Products are certified under relevant standards and certificates domestically and abroad • Customers recognize certification as sign of quality
Manufacturing:	• All established LAKE manufacturing facilities are ISO 9001 or ISO 9002 certified • New facilities in Vietnam and India • Manufacturing resilience based on footprint & supply
Testing:	• Quality control lab in China and the USA • Chinese facility able to perform medical and industrial sterilizations • Installed test lab in Alabama facility

[1] As of 1/31/2019.

Optimized Global Presence



Manufacturing Sites
Sales Presence



Lakeland

Decatur, AL Facility



Anqui (Weifang), China Facility

Manufacturing Sites
Decatur, AL (HQ)
Jerez, Mexico
Anqui (Weifang), China
Buenos Aires, Argentina
New Delhi, India
Nahm Dinh, Vietnam

Sales Presence
Beijing, China
Chongqing, China
Decatur, AL (HQ)
Europe (France, Germany, Netherlands, Poland, Spain, U.K.)
Jerez, Mexico
Melbourne, Australia
Moscow, Russia
New Delhi, India
Shanghai, China
South America (Argentina, Chile, Colombia, Ecuador, Peru)
Southeast Asia (Malaysia, Thailand, Vietnam)
Toronto, Canada
Ust-Kamenogorsk, Kazakhstan

Increasing Manufacturing Capacity

- ✓ Deploying capital investment in new manufacturing facilities to build growth capacity
- ✓ India and Vietnam locations are now online and close to targeted growth markets
- ✓ Low cost structures in new locations are accretive to gross margins

Anqui (Weifang), China Facility



Jerez, Mexico Facility



New Vietnam Facility




150%
125%
100%
75%
50%
25%
0%
Manufacturing Capacity
Current Capacity
Target Capacity

Pilot India Manufacturing Facility



Vietnam Manufacturing



Lakeland

Strong Business Model

Business Area	Key Characteristic
Products	Proprietary / value-added / higher margin
COGS / Raw Materials	Multi-sourced, lower priced fabrics than DuPont
Gross Margin[1]	34.2% and expanding
Sales Channels	Distributors and Key End Users
Customer Breadth	Diversified
Number of Products	>800
Sales Presence	21 countries
Geographic Reach	Global
Manufacturing Locations	U.S., China, Mexico, LATAM, India, Vietnam

[1] As of 1/31/19 for TTM.

Blue Chip Customers

Distributors

Airgas
Fisher Scientific
GRAINGER
FOR THE ONES WHO GET IT DONE
vandeputte
SAFETY EXPERTS
Wesfarmers

End Users

Chevron
DOW
DEPARTMENT OF AGRICULTURE
1898
DEPARTMENT OF DEFENSE
UNITED STATES OF AMERICA
Heinz
Honeywell
nationalgrid
NIPPON STEEL &
SUMITOMO METAL
Shell

Favorable Industry Dynamics

Lakeland operates in a large and growing industry…

Industry Tailwinds

- ✓ Global Economic Growth
- ✓ Global Oil Prices in Check
- ✓ Strong Increase in Manufacturing
- ✓ Robust Demand from Developing Industries
- ✓ Increased Global Focus on Safety

Protective Clothing Market[1]


($ in billions)
14
12
10
8
6
4
2
0
2013 – 2015 CAGR 7.2%
2019 – 2024 CAGR 6.3%
2013
2014
2015
2019
2024

[1] Source: Markets and Markets

Strong Presence in Large & Fragmented U.S. Market

U.S. PPE Products & Service Composition *(2019)*


A
B
C
D
E
F
G
~$5.1
Billion

		Size
A	Respiratory Protection	19%
B	Hand Protection	18%
C	Protective Clothing	15%
D	Head Protection	11%
E	Fall Protection	7%
F	Ear Protection	3%
G	Other	27%



Lakeland's US Sales are in excess of 50% of Total Sales in FY2020

Source of Graphic: Houlihan Lokey

Positioned for Further International Growth

Leveraging its worldwide operating capabilities, LAKE plans deeper penetration into existing markets and selective expansion into new geographies…

- Led by multinational corporations, developing countries are increasingly adopting OSHA-like standards
- LAKE is able to offer its U.S. product range in international markets for little incremental costs
- The Company recently entered South Korea, Indonesia, Malaysia and Vietnam and is hiring aggressively in these new markets

Significant Opportunity in Developing Markets[1]


Inception
Traction
Growth
Maturity
Decline
Revenues
North America
Europe
Latin America
Asia Pacific
Middle East & Africa
Time

Sales Presence by Geography

Region	Sales People[2]
U.S.	28
Asia Pacific	27
Latin America	10
EEC	7
Mexico	11
Canada	5
Russia / Kazakhstan	4
India	8

[1] Source: Markets and Markets: *Protective Clothing Market – Global Forecast to 2020*
[2] As of 9/18/19, including Sales and Sales Support

Low Seasonality in Business

Sales By Quarter		
FY2016	FY2018	FY2019


Q4
20.5%
Q1
24.9%
Q3
25.0%
Q2
29.6%


Q4
23.6%
Q1
23.6%
Q3
27.0%
Q2
25.8%


Q4
25.3%
Q1
24.5%
Q3
24.3%
Q2
25.9%

Based on external sales from continuing operations, excluding intersegment sales.
Company fiscal year ends January 31.

Lakeland

Growth and Performance Improvement Initiatives

- Investments in digital transformation
  - ERP implementation
  - Launch of new websites for nine global locations
  - Amazon platform in multiple countries
  - Online marketing strategies
- Investments in manufacturing
  - Vietnam (now largest facility for the Company)
  - India (planning major expansion in future for current pilot plant)
  - Short run pilot plant for high margin products
- Investments in product development
  - Higher margin segments:
    - Cleanroom suits for Big Pharma
    - Electric arc protective apparel for Utilities
- 2Q20 results began reflecting above measures

LAKE Shares Trade at Discount on Improved Financials

Attractive Valuation*:	**LAKE Trades at 9.5x EV/EBITDA Based on 3Q20 Annualized Results**
Improving/Superior Performance:	**Revenue Growth 14.6% (over prior year period)** **Operating Margin 6.5% (vs. 4.2% in 3Q19)** **EBITDA** Margin 6.9% (vs. 5.8% in 3Q19)**



EV / EBITDA
Personal Protective Equipment
Diversified Industrials & Safety
Industrial Safety / Test & Measurement
15.1x
12.0x
11.7x
13.4x
15.1x
13.1x
13.7x
14.9x
2013
2014
2015
2016
2017
2018
LTM
Median LTM Peer Group Financial Statistics
LTM Revenue Growth (2018-2019)
LTM Gross Margin
LTM EBITDA Margin
4.4%
4.3%
3.3%
42.3%

Source of Chart: Houlihan Lokey/Capital IQ, as of 6/20/19
* Valuation assumes LAKE share price in December 2019 which is pre-coronavirus volatility)
** EBITDA is a non-GAAP financial measure. A reconciliation is provided in the tables of this presentation.

Lakeland

Significant M&A Activity

Acquirer	Target	Date	Multiples
SureWerx	JACKSON	Dec. 2018	
Kimberly-Clark	JACKSON	April 2009	
MSA The Safety Company	GLOBE	June 2017	EV / Revenue: 2.0x; EV / EBITDA: 9.0x
impact	MALT INDUSTRIES, INC.	Sept. 2016	
THE COMPASS GROUP	5.11 TACTICAL	July 2016	EV / Revenue: 1.4x; EV / EBITDA: 10.5x
SureWerx	KP INDUSTRIES	June 2016	
NATIONAL SAFETY APPAREL		June 2016	
S.P. RICHARDS CO. A Tradition of Trust	SAFETY ZONE	May 2016	
DUNLOP DUNLOP INDUSTRIAL PRODUCTS	ONGUARD INDUSTRIES	May 2016	
SAFARILAND	UNITED UNIFORM	Feb. 2016	
Mallory Safety & Supply	SANDERSON	Nov. 2015	
MSA The Safety Company	LATCHWAYS	Oct. 2015	EV / Revenue: 3.4x; EV / EBITDA: 19.5x
WURTH GROUP	NORTHERN Safety Co., Inc.	July 2015	
3M	capital	June 2015	EV / Revenue: 5.8x; EV / EBITDA: 14.0x
KKR / capital	PYTHON SAFETY	May 2015	
RADIANS	VisionAid	Apr. 2015	
Ansell	MICROGARD	Mar. 2015	EV / Revenue: 2.2x; EV / EBITDA: 9.0x
eurosafesolutions	INTERSAFE Work safe. Feel safe.	May 2014	
Ansell	BarrierSafe Solutions International	Nov 2013	EV / Revenue: 2.1x; EV / EBITDA: 9.7x

Lakeland

Source: SEC public filings, company press releases and other publicly available information.

Seasoned Management Team

Management Bios		Years at LAKE
	**Christopher J. Ryan – Executive Chairman** Upon his appointment as Executive Chairman in February 2020, Christopher J. Ryan served as our Chief Executive Officer and President since November 2003, Secretary since April 1991, and a director since May 1986. Mr. Ryan was our Executive Vice President - Finance from May 1986 until becoming our President in November 2003. Mr. Ryan also worked as a Corporate Finance Partner at Furman Selz Mager Dietz & Birney, Senior Vice President-Corporate Finance at Laidlaw Adams & Peck, Inc., Managing-Corporate Finance Director of Brean Murray Foster Securities, Inc. and Senior Vice President-Corporate Finance of Rodman & Renshaw, respectively, from 1983 to 1991. Mr. Ryan has served as a Director of Lessing, Inc., a privately held restaurant chain based in New York, from 1995 to 2008. Mr. Ryan received his BA from Stanford University, his MBA from Columbia Business School and his J.D. from Vanderbilt Law School.	33 years[1]
	**Charles D. Roberson – President & CEO** Upon his appointment as President and CEO as well as to the Company's Board of Directors in February 2020, Charles D. Roberson served as our Chief Operating Office since 2019. He served as our Senior Vice President International Sales since March 2009. Mr. Roberson joined our Company in 2004 as Technical Marketing Manager and later served as International Sales Manager. Prior to joining our Company, Mr. Roberson was employed by Precision Fabrics Group, Inc. as a Market Manager from 1995 to 2001 and as a Nonwovens Manufacturing Manager from 1991 to 1995. He began his career as a manufacturing manager for Burlington Industries, Inc. in its Menswear Division from 1985 to 1991.	15 years
	**Allen E. Dillard – Chief Financial Officer** Appointed CFO of Lakeland in July 2019, Allen E. Dillard's career spans three decades of senior-executive financial, operational and organizational leadership experience. For the preceding 16 years he served as CEO, CFO and COO of 2 middle market B-to-B companies, while also serving as a Board of Director for one of the companies. Earlier, he served as Treasurer and Director of Corporate Communications at Wolverine Tube, Inc. (NYSE: WLV). Previously he served as Corporate Vice President, Treasurer and Chief Financial Officer of Nichols Research Corporation, a NASDAQ-listed company which was successfully sold to a larger competitor. Mr. Dillard began his career as a public accountant with Ernst & Young where he worked for nearly a decade. He is a certified public accountant and a graduate of the University of Alabama at Birmingham.	1 year
	**Daniel L. Edwards – Senior Vice President Sales for North America** Daniel L. Edwards has been our Senior Vice President Sales for North America since March 2017 after most recently serving as our Vice President of USA Sales since March 2013. Mr. Edwards has been employed by us in various capacities since joining Lakeland in 2005, including as our National Accounts Manager and Eastern Regional Sales Manager. Prior to joining our Company, Mr. Edwards was a Senior Market Manager at Precision Fabrics Group, Inc., where he began his career in 1990 and held various roles at that company in manufacturing, technical and quality management.	14 years

[1] Includes years serving on the LAKE board.

Investment Highlights

Lakeland

1. **High Growth from Proprietary/Value Added Products**
   Strong Growth Masked by Wind Down of DuPont & Brazil Businesses
2. **Flexible Worldwide Operating Capabilities**
   Highly Leveragable Cost Structure including Global Manufacturing Sites
3. **Leader in Product Quality and Garment Innovation**
   Certifications and Patents Demonstrate Product Quality
4. **Blue Chip Customer Base**
   Large Customers with No Significant Customer Concentration
5. **Diversified Product Offerings**
   Product Suite Covers Protective Apparel Industry
6. **Favorable Market and Industry Dynamics**
   Global Industry Poised for Further Growth
7. **Strong Management Team and High Insider Ownership**
   Deep Industry Knowledge and Experience

Lakeland®

Protect Your People™

Financial Review

Income Statement – Fiscal Year

($ in thousands)

	January 31,	
	2019	2018
Net sales	$99,011	$95,987
Cost of goods sold	65,105	59,784
Gross profit	33,906	36,203
Operating expenses	30,341	27,726
Operating profit	3,565	8,477
Other income net	41	29
Interest expense	(125)	(163)
Income before taxes	3,481	8,343
Income tax expense	2,022	7,903
Net income	$1,459	$440
Net income per common share:		
Basic	$0.18	$0.06
Diluted	$0.18	$0.06
Weighted average common shares outstanding:		
Basic	8,111,458	7,638,264
Diluted	8,170,401	7,691,553

EBITDA Reconciliation – Fiscal Year

	Year Ended January 31, 2019	Year Ended January 31, 2018
Net Income to EBITDA		
Net Income	$1,459	$440
Interest	125	163
Taxes	2,022	7,903
Depreciation and amortization	965	775
Less Other income	(41)	(29)
EBITDA	$4,530	$9,252
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
Equity compensation	744	424
Adjusted EBITDA (excluding non-cash expenses)	$5,274	$9,676
Adjusted EBITDA to Adjusted Free Cash Flow (excluding non-cash expenses)		
Adjusted EBITDA (excluding non-cash expenses)	5,274	9,676
Cash paid for taxes (foreign)	1,667	1,260
Capital expenditures	3,103	905
Adjusted Free Cash Flow (excluding non-cash expenses)	$504	$7,511

Balance Sheet – Fiscal Year

($ in thousands)

	January 31, 2019	January 31, 2018
ASSETS		
Current assets		
Cash and cash equivalents	$12,831	$15,788
Accounts receivable, net of allowance for doubtful accounts of $434 and $480 at January 31, 2019 and 2018, respectively	16,477	14,119
Inventories	42,365	42,919
Prepaid VAT and other taxes	1,478	2,119
Other current assets	2,319	1,555
Total current assets	75,470	76,500
Property and equipment, net	10,781	8,789
Assets held for sale	—	150
Deferred tax assets	7,267	7,557
Prepaid VAT and other taxes	176	310
Other assets	158	354
Goodwill	871	871
Total assets	$94,723	$94,531
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$6,214	$6,855
Accrued compensation and benefits	1,137	1,771
Other accrued expenses	2,825	1,384
Current maturity of long-term debt	158	158
Short-term borrowings	—	211
Total current liabilities	10,334	10,379
Long-term portion of debt	1,161	1,312
Total liabilities	11,495	11,691
Commitments and contingencies		
Stockholders' equity		
Preferred stock, $0.01 par; authorized 1,500,000 shares (none issued)	—	—
Common stock, $0.01 par; authorized 10,000,000 shares, Issued 8,475,929 and 8,472,640; outstanding 8,013,840 and 8,116,199 at January 31, 2019 and 2018, respectively	85	85
Treasury stock, at cost; 462,089 and 356,441 shares at January 31, 2019 and 2018, respectively	(4,517)	(3,352)
Additional paid-in capital	75,612	74,917
Retained earnings	14,300	12,841
Accumulated other comprehensive loss	(2,252)	(1,651)
Total stockholders' equity	83,228	82,840
Total liabilities and stockholders' equity	$94,723	$94,531

Lakeland

Income Statement – 3Q20

($ in thousands)

	Three Months Ended October 31,		Nine Months Ended October 31,	
	2019	2018	2019	2018
Net sales	$27,464	$24,009	$79,620	$73,970
Cost of goods sold	18,166	15,691	52,349	46,995
Gross profit	9,298	8,318	27,271	26,975
Operating expenses	7,451	7,305	23,101	21,898
Operating profit	1,847	1,013	4,170	5,077
Other income (expense), net	(9)	7	(33)	36
Interest expense	(26)	(25)	(98)	(93)
Income before taxes	1,812	995	4,039	5,020
Income tax expense	653	494	1,950	1,634
Net income	$1,159	$501	$2,089	$3,386
Net income per common share:				
Basic	$0.14	$0.06	$0.26	$0.42
Diluted	$0.14	$0.06	$0.26	$0.41
Weighted average common shares outstanding:				
Basic	8,004,640	8,119,488	8,004,640	8,117,307
Diluted	8,004,640	8,186,130	8,004,640	8,174,560

Lakeland

EBITDA Reconciliation – 3Q20

	Three Months Ended October 31,		Nine Months Ended October 31,	
	2019	2018	2019	2018
Net Income to EBITDA				
Net Income	$1,146	$501	$2,076	$3,386
Interest	26	25	98	93
Taxes	653	494	1,950	1,634
Depreciation and amortization	430	214	1,267	642
Equity compensation	(332)	189	(583)	491
EBITDA	1,932	1,416	4,841	6,210
EBITDA to Free Cash Flow				
EBITDA	1,932	1,416	4,841	6,210
Cash paid for taxes	271	520	1,202	1,326
Capital expenditures	104	1,007	689	2,227
Free Cash Flow	$1,557	$ (111)	$2,950	$2,657

Balance Sheet – 3Q20

($ in thousands)

ASSETS	October 31, 2019	January 31, 2019
Current assets		
Cash and cash equivalents	$9,473	$12,831
Accounts receivable, net of allowance for doubtful accounts of $602 and $434 at October 31, 2019 and January 31, 2019, respectively	17,413	16,477
Inventories	47,797	42,365
Prepaid VAT and other taxes	1,316	1,478
Other current assets	2,622	2,318
Total current assets	78,621	75,470
Property and equipment, net	10,233	10,781
Operating leases right-of-use assets	2,482	—
Deferred tax assets	6,600	7,267
Prepaid VAT and other taxes	176	176
Other assets	121	158
Goodwill	871	871
Total assets	$99,104	$94,723
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$6,246	$6,214
Accrued compensation and benefits	1,099	1,137
Other accrued expenses	3,252	2,825
Current maturity of long-term debt	1,794	158
Current portion of operating lease liabilities	254	—
Borrowings under revolving credit facility	—	—
Total current liabilities	12,645	10,334
Long-term portion of debt	—	1,161
Long-term portion of operating lease liabilities	2,243	—
Total noncurrent liabilities	2,243	1,161
Total liabilities	14,888	11,495
Commitments and contingencies		
Stockholders' equity		
Preferred stock, $0.01 par; authorized 1,500,000 shares (none issued)	—	—
Common stock, $0.01 par; authorized 20,000,000 shares issued 8,478,118 and 8,475,929; outstanding 8,006,829 and 8,013,840 shares at October 31, 2019 and January 31, 2019, respectively	85	85
Treasury stock, at cost, 471,289 and 462,089 shares at October 31, 2019 and January 31, 2019, respectively	(4,814)	(4,517)
Additional paid-in capital	75,010	75,612
Retained earnings	16,389	14,300
Accumulated other comprehensive loss	(2,454)	(2,252)
Total stockholders' equity	84,216	83,228
Total liabilities and stockholders' equity	$99,104	$94,723

Lakeland

Lakeland®

Protect Your People™

Appendix

Strong Growth Masked By Wind-Down of DuPont & Brazil

Sales by Segment


($ in millions)
FY2006 – FY2017 Lakeland (Excluding DuPont & Brazil) CAGR: 13.5%
$77.0
$21.3
$72.0
$28.1
$60.0
$35.6
$57.4
$44.3
$51.2
$41.7
$44.5
$54.7
$35.7
$61.3
$19.9
$76.1
$8.0
$84.0
$6.2
$93.5
$0.0
$99.6
$8.7
$0.0
$86.2
$96.0
$99.0
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
DuPont & Brazil Sales
Lakeland (Excluding DuPont & Brazil)
Ebola & Bird Flu Sales

LAKE grew larger despite winding down $77 million DuPont and $17 million Brazil businesses

Company fiscal year ends January 31.
FY2016 includes $8.7 million in one time Ebola and Bird Flu related revenue.

Real Estate

Location	Sq. Ft.	Leased / Owned	Primary Function
Canada (Brantford)	22,092	Owned	Sales / Warehouse
China (Weifang)	122,665	Owned	Administration / Manufacturing / Warehouse / Sales
	16,145	Leased	Warehouse
Decatur, AL	147,228	Owned	Administration / Manufacturing / Sales
	21,000	Leased	Warehouse
Mexico (Zacatecas)	74,000	Owned	Administration / Manufacturing / Warehouse / Sales
Argentina (Buenos Aires)	3,770	Leased	Administration / Manufacturing / Warehouse / Sales
Chile (Santiago)	3,996	Leased	Administration / Warehouse / Sales
China (Beijing)	3,047	Leased	Sales / Warehouse
China (Shanghai)	11,746	Leased	Administration / Sales / Warehouse
India (Noida)	32,005	Leased	Manufacturing / Warehouse / Sales
Kazakhstan (Ust-Kamenogorsk)	89	Leased	Warehouse / Sales
Ronkonkoma, NY	2,500	Leased	Headquarters – Administration / Sales
Russia (Moscow)	875	Leased	Warehouse / Sales
U.K. (Newport, East Yorkshire)	9,833	Leased	Warehouse / Sales
Vietnam (Nahm Dinh)	140,000	Leased	Manufacturing / Warehouse